18 Earnings per share (EPS)	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Earnings per share (EPS)

18       Earnings per share (EPS)

Basic EPS is calculated by dividing net income attributable to the equity holders of the Company by the weighted average number of common and preferred shares outstanding during the year.

Diluted EPS is calculated by dividing net income attributable to the equity holders of the parent by the weighted average number of common shares outstanding during the year plus the weighted average number of shares that would be issued on conversion of all potential shares with dilutive effects.

Diluted earnings per share are computed including stock options granted to key management using the treasury shares method when the effect is dilutive. The Company has the stock option plan in the category of potentially dilutive shares.

The following table reflects the net income and share data used in the basic and diluted EPS calculations:

	2019	2018*	2017*
Numerator
Net income attributable to equity holders of the parent	153,916	86,353	45,393
Denominator
Weighted average number of outstanding shares	75,969,797	46,936,064	32,188,884
Effects of dilution from stock options	221,846	840,700	-
Weighted average number of outstanding shares adjusted for the effect of dilution	76,191,643	47,776,764	32,188,884

Basic earnings per share (R$)	2.03	1.84	1.41
Diluted earnings per share (R$)	2.02	1.81	1.41

* Considers the effects from the contribution of the shareholders of Afya Brazil into Afya in a one-to-28 exchange for the shares of Afya Brazil contributed to Afya.